Exhibit 10.1

$80,000,000

LEXICON PHARMACEUTICALS, INC.

5.25% Convertible Notes Due 2021

PURCHASE AGREEMENT

November 20, 2014

November 20, 2014

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

      As Representatives of the several Initial Purchasers

      listed in Schedule 1 hereto

Ladies and Gentlemen:

Lexicon Pharmaceuticals, Inc. a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representatives”), $80,000,000 principal amount of its 5.25% Convertible Notes due 2021 (the “Underwritten Securities”) and, at the option of the Initial Purchasers, up to an additional $15,000,000 principal amount of its 5.25% Convertible Notes due 2021 (the “Option Securities”) if and to the extent that the Initial Purchasers shall have determined to exercise the option to purchase such 5.25% Convertible Notes due 2021 granted to the Initial Purchasers in Section 2 hereof. The Underwritten Securities and the Option Securities are herein referred to as the “Securities”. The Securities will be convertible into shares (the “Underlying Securities”) of common stock of the Company, par value $0.001 per share (the “Common Stock”). The Securities will be issued pursuant to an Indenture to be dated as of November 26, 2014 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”).

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and sale of the Securities, as follows:

1. The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated November 19, 2014 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (this “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

2. Purchase and Resale of the Securities by the Initial Purchasers. (a) The Company agrees to issue and sell the Underwritten Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Underwritten Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 96.5% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from November 26, 2014 to the Closing Date (as defined below).

In addition, the Company agrees to issue and sell the Option Securities to the several Initial Purchasers as provided in this Agreement, and the Initial Purchasers, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Securities at the Purchase Price plus accrued interest, if any, from November 26, 2014 to the date of payment and delivery.

If any Option Securities are to be purchased, the principal amount of Option Securities to be purchased by each Initial Purchaser shall be the principal amount of Option Securities which bears the same ratio to the aggregate principal amount of Option Securities being purchased as the principal amount of Underwritten Securities set forth opposite the name of such Initial Purchaser in Schedule 1 hereto (or such amount increased as set forth in Section 10 hereof) bears to the aggregate principal amount of Underwritten Securities being purchased from the Company by the several Initial Purchasers, subject, however, to such adjustments to eliminate Securities in denominations other than $1,000 as the Representatives in their sole discretion shall make.

The Initial Purchasers may exercise the option to purchase the Option Securities at any time in whole, or from time to time in part, only for the purpose of covering over-allotments, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate principal amount of Option Securities plus accrued interest as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer (a “QIB”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A.

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(c), 6(f) and 6(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above and each Initial Purchaser hereby consents to such reliance.

(d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Securities, at the offices of Ropes & Gray LLP, 800 Boylston Street, Prudential Tower, Boston, Massachusetts 02199 at 10:00 A.M. New York City time on November 26, 2014, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representatives in the written notice of the Initial Purchasers’ election to purchase such Option Securities. The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the nominee of DTC, for the respective accounts of the several Initial Purchasers of the Securities to be purchased on such date of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative at the office of J.P. Morgan Securities LLC set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(f) The Company acknowledges and agrees that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Initial Purchaser shall have any responsibility or liability to the Company with respect thereto. Any review by the Representatives or any Initial Purchaser of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser and shall not be on behalf of the Company or any other person.

3. Representations and Warranties of the Company. The Company represents and warrants to each Initial Purchaser that:

(a) The Preliminary Offering Memorandum, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in any Preliminary Offering Memorandum.

(b) The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in such Time of Sale Information. No statement of material fact included in the Offering Memorandum has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, has been omitted therefrom.

(c) Other than the Preliminary Offering Memorandum and the Offering Memorandum, the Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Written Communication does not conflict with the information contained in the Time of Sale Information, and when taken together with the Time of Sale Information, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in such Issuer Written Communication.

(d) As of the date of the Offering Memorandum and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Offering Memorandum.

(e) The documents incorporated by reference in the Offering Memorandum or the Time of Sale Information, when filed with the Securities and Exchange Commission (the “Commission”) conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) and such documents did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; except as otherwise set forth therein, such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(g) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Information and the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(h) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Information and the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(i) The authorized capital stock of the Company is as set forth in, and conforms as to legal matters to the description thereof contained in, each of the Time of Sale Information and the Offering Memorandum.

(j) The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Information and the Offering Memorandum.

(l) The Company has full right, power and authority to execute and deliver this Agreement, the Indenture, the Securities, a purchase agreement dated as of the date hereof between Invus, L.P. or one of its affiliates and the Company (the “Invus Purchase Agreement”) and the indenture related to the securities offered pursuant thereto (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby or by the Time of Sale Information and the Offering Memorandum has been duly and validly taken.

(m) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(n) This Agreement has been duly authorized, executed and delivered by the Company.

(o) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(p) Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance the terms of the Securities; the maximum number of Underlying Securities issuable upon conversion of the Securities, including pursuant to any make-whole adjustment, have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non assessable, and, except as described in the Time of Sale Information and the Offering Memorandum, the issuance of the Underlying Securities will not be subject to any preemptive or similar rights. Except as described therein, all of such rights described in the Time of Sale Information and the Offering Memorandum have been waived with respect to the issuance of the Securities and the transactions contemplated hereunder, including the maximum number of Underlying Securities issuable upon conversion of the Securities.

(q) Each Transaction Document conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum.

(r) The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities (including the issuance of the Underlying Securities upon conversion thereof) and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Offering Memorandum will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(s) No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities (including the issuance of the Underlying Securities upon conversion thereof) and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Offering Memorandum, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers.

(t) The Invus Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(u) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(v) On the Closing Date and the Additional Closing Date, as the case may be, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Time of Sale Information, as of the Time of Sale, and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(w) Except as described in the Time of Sale Information and the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company.

(x) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(y) None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(z) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2(b) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(aa) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Time of Sale Information and the Offering Memorandum and proceedings that would not reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Information.

(bb) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Offering Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(cc) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(dd) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(ee) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Information and Offering Memorandum or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and currently proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company or of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and currently proposed to be made of such property and buildings by the Company, in each case except as described in the Time of Sale Information and Offering Memorandum.

(ff) Except as described in the Time of Sale Information and Offering Memorandum, (i) the Company and its subsidiaries own, possess, or have valid, binding and enforceable licenses or other rights to use the patents, patent rights and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, confidential information, software, know-how, (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property and proprietary rights necessary or used in connection with the conduct of their business in the manner in which it is presently being conducted and in the manner set forth in the Time of Sale Information and the Offering Memorandum (collectively, the “Company Intellectual Property”), except as would not reasonably be expected to result in a Material Adverse Effect, and to the extent that the Company Intellectual Property is not sufficient to so conduct their business, including with respect to any products described in the Time of Sale Information and Offering Memorandum as being under development, the Company believes it can acquire such rights on reasonable terms; (ii) to the knowledge of the Company, (A) none of the patents and patent applications set forth on Appendix A (collectively, the “Company Patents”) owned by the Company or its subsidiaries is invalid or unenforceable and neither the Company nor any of its subsidiaries has received any challenge (including without limitation, notices of expiration) to the validity or enforceability of Company Patents from any third party or governmental authority and the Company and its subsidiaries have made all filings and paid all fees necessary to maintain any Company Patents owned by any of them, and (B) none of the Company Intellectual Property owned by the Company or its subsidiaries is invalid or unenforceable and neither the Company nor any of its subsidiaries has received any challenge (including without limitation, notices of expiration) to the validity or enforceability of Company Intellectual Property from any third party or governmental authority and the Company and its subsidiaries have made all filings and paid all fees necessary to maintain any Company Intellectual Property owned by any of them, except as would not reasonably be expected to result in a Material Adverse Effect for Company Intellectual Property other than Company Patents; (iii) the Company and its subsidiaries have taken reasonable measures necessary to secure their interests in Company Intellectual Property, including the confidentiality of all trade secrets and confidential information which constitutes Company Intellectual Property, and to secure assignment of Company Intellectual Property from its employees and contractors; (iv) the Company is not aware of any Company Intellectual Property required to be described in the Time of Sale Information and the Offering Memorandum; (v) neither the Company nor any of its subsidiaries has received any claim of infringement or misappropriation of (and the Company does not know of any infringement or misappropriation of) intellectual property rights of others by the Company or any of its subsidiaries (A) with respect to the Company Patents or (B) with respect to the Company Intellectual Property, except as would not reasonably be expected to result in a Material Adverse Effect for Company Intellectual Property other than Company Patents; (vi) the Company and its subsidiaries are not in breach of, and have complied with all terms of, any license or other agreement relating to any Company Intellectual Property, and no party to any such agreement has given the Company or its subsidiaries notice of its intention to cancel, terminate, alter the scope of rights under or fail to renew any such agreement, except as would not reasonably be expected to result in a Material Adverse Effect; and (vii) no suit or other proceeding is pending against the Company or any of its subsidiaries concerning any agreement concerning the Company Intellectual Property, including any proceeding concerning a claim that the Company or its subsidiaries or another person has breached any such agreement.

(gg) All patent applications owned by the Company and filed with the U.S. Patent Trademark Office (“PTO”) or any foreign or international patent authority (the “Company Patent Applications”) have been duly and properly filed; the Company has complied with its duty of candor and disclosure to the PTO for the Company Patent Applications; the Company is not aware of any facts required to be disclosed to the PTO that were not disclosed to the PTO and which would preclude the grant of a patent for the Company Patent Applications; and the Company has no knowledge of any facts which would preclude it from having clear title to the Company Patent Applications that have been identified by the Company as being exclusively owned by the Company.

(hh) No material labor dispute with the employees of the Company exists, except as described in the Time of Sale Information and the Offering Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(ii) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Information and Offering Memorandum.

(jj) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as presently conducted and in the manner set forth in the Time of Sale Information and Offering Memorandum, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except as would not reasonably be expected to result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Time of Sale Information and the Offering Memorandum.

(kk) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Time of Sale Information and Offering Memorandum were and, if still pending, are, to the Company’s knowledge, being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of the results of such studies, tests and trials contained in the Time of Sale Information and Offering Memorandum do not contain any misstatement of a material fact or omit to state a material fact necessary to make such statements not misleading; the Company has no knowledge of any studies, tests or trials not described in the Time of Sale Information and the Offering Memorandum the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the Time of Sale Information or the Offering Memorandum; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board or comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect.

(ll) Except as described in the Time of Sale Information and the Offering Memorandum, the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable federal, state and local laws and regulations, except where the failure to so comply or conform would not reasonably be expected to have a Material Adverse Effect.

(mm) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

(nn) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Information, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(oo) Except as described in the Time of Sale Information and Offering Memorandum, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(pp) Each material contract, agreement and license to which the Company is bound is valid, binding, enforceable, and in full force and effect against the Company, and to the knowledge of the Company, each other party thereto, subject to the Enforceability Exceptions. Neither the Company nor, to the Company’s knowledge, any other party is in breach or default in any material respect with respect to any such contract, agreement and license, and, to the Company’s knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. To the knowledge of the Company, no party has repudiated any material provision of any such contract, agreement or license.

(qq) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries nor any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

(rr) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ss) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any directors, officers, or employees of the Company, nor any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(tt) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, that is applicable to the Company.

4. Further Agreements of the Company. The Company covenants and agrees with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representatives reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence or development of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance of the Offering Memorandum and Time of Sale Information. (1) If at any time prior to the completion of the initial offering of the Securities (i) any event or development shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading.

(f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities.

(g) Clear Market. The Company also covenants with each Initial Purchaser that, without the prior written consent of each of the Representatives, it will not, during the restricted period set forth in Schedule I hereto, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The foregoing sentence shall not apply to (a) the Securities to be sold hereunder, securities to be sold pursuant to the Invus Purchase Agreement or shares of Common Stock to be sold pursuant to a concurrent public offering, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant, the vesting of a restricted stock unit or the conversion of a security outstanding on the date hereof of which the Initial Purchasers have been advised in writing, (c) the grant by the Company of restricted stock awards, restricted stock units or options to purchase shares of Common Stock under the Company’s Equity Incentive Plan as in effect on the date hereof or the

Company’s Non-Employee Directors’ Equity Incentive Plan as in effect on the date hereof, (d) the issuance by the Company of shares of Common Stock to Symphony Icon Holdings LLC (“Holdings”) or its designee or designees in partial satisfaction of its contingent payment obligations under the Amended and Restated Purchase Option Agreement, dated July 30, 2010, between the Company, Holdings and Symphony Icon, Inc. triggered by the Company’s receipt of an upfront payment of $23 million under the License and Collaboration Agreement, dated October 21, 2014, between the Company and Ipsen Pharma SAS, and the filing of a registration statement (or amendment thereto) with the Commission relating to the resale of such shares of Common Stock, or (e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the 90-day restricted period, except as otherwise permitted herein, and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the Company. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds”.

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(k) Underlying Securities. The Company will reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities. The Company will use its best efforts to cause the Underlying Securities to be listed on the Nasdaq Global Select Market (the “Exchange”).

(l) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the

Securities Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities, prospective purchasers of the Securities designated by such holders and securities analysts, in each case upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(m) DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(o) No Resales by the Company. During the period from the Closing Date until one year after the Closing Date or the Additional Closing Date, if applicable, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(p) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(q) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase the Underwritten Securities on the Closing Date or the Option Securities on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in this Agreement, the Time of Sale Information and the Offering Memorandum.

(b) The Initial Purchasers s shall have received on the Closing Date or the Additional Closing Date, as the case may be, a certificate, dated the Closing Date or the Additional Closing Date, as applicable, and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or the Additional Closing Date, as applicable, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or the Additional Closing Date, as applicable. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Initial Purchasers shall have received on the Closing Date or the Additional Closing Date, as the case may be, an opinion of Vinson & Elkins, L.L.P., outside counsel for the Company, dated the Closing Date or the Additional Closing Date, as applicable, in form and substance acceptable to the Initial Purchasers, to the effect set forth in Annex C hereto.

(d) The Initial Purchasers shall have received on the Closing Date or the Additional Closing Date, as the case may be, an opinion of Brian T. Crum, Vice President and General Counsel of the Company, dated the Closing Date or the Additional Closing Date, as applicable, in form and substance acceptable to the Initial Purchasers.

(e) The Initial Purchasers shall have received on the Closing Date or the Additional Closing Date, as the case may be, an opinion of Max Bachrach, Ph.D., Vice President, Intellectual Property, of the Company, dated the Closing Date or the Additional Closing Date, as applicable, in form and substance acceptable to the Initial Purchasers.

(f) The Initial Purchasers shall have received on the Closing Date or the Additional Closing Date, as the case may be, an opinion of Ropes & Gray LLP, counsel for the Initial Purchasers, dated the Closing Date or the Additional Closing Date, as applicable, in form and substance acceptable to the Initial Purchasers.

(g) The Initial Purchasers shall have received on the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated the Closing Date or the Additional Closing Date, as applicable, in form and substance acceptable to the Initial Purchasers.

(h) The Initial Purchasers shall have received, on each of the date hereof and the Closing Date or the Additional Closing Date, as the case may be, a letter dated the date hereof or the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the initial purchasers with respect to the financial statements and certain financial information contained in, or incorporated by reference into, the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) The Initial Purchasers shall have received, on each of the date hereof and the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer of the Company, dated the date hereof or the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers.

(j) The Securities shall be eligible for clearance and settlement through DTC.

(k) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(l) Substantially concurrently with the delivery of the Underwritten Securities, the issuance and sale of the Shares (as that term is defined in that certain purchase agreement, dated as of November 20, 2014, between the Company, Invus, L.P., Invus C.V. and Artal International S.C.A. (the “Purchase Agreement”)) shall be consummated pursuant to the terms and conditions of the Purchase Agreement.

The several obligations of the Initial Purchasers to purchase Option Securities hereunder are subject to the delivery to you on the applicable Additional Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities to be sold on such Additional Closing Date and other matters related to the issuance of such Option Securities.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers, agents and employees and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein.

(b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication, any road show or the Offering Memorandum (or any amendment or supplement thereto).

(c) Notice and Procedures. If any suit, action or proceeding (including any governmental or regulatory investigation) shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the named parties in any such proceeding (including any impleaded parties include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

(d) Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed were reoffered exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. The Representatives may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, either of the New York Stock Exchange or the NASDAQ Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement, the Time of Sale Information and the Offering Memorandum.

10. Defaulting Initial Purchaser. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the number of Securities that such Initial Purchaser agreed to purchase hereunder on such date plus such Initial Purchaser’s pro rata share (based on the number of Securities that such Initial Purchaser agreed to purchase on such date) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate principal amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Initial Purchasers to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default.

11. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a blue sky memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the listing of the Underlying Securities on the Exchange. It is understood, however, that except as provided in this Section and Section 7 entitled “Indemnity and Contribution,” and Section 10(b), the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(b) If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Initial Purchasers.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; and (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City.

15. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16. Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk and c/o Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department, with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, Attention: Patrick O’Brien. Notices to the Company shall be given to it at Lexicon Pharmaceuticals, Inc., 8800 Technology Forest Place, The Woodlands, TX 77381, Attention: Brian Crum.

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i) Xtract Research LLC. The Company hereby agrees that the Initial Purchasers may provide copies of the Preliminary Offering Memorandum and the Offering Memorandum relating to the offering of the Securities and any other agreements or documents relating thereto, including, without limitation, trust indentures, to Xtract Research LLC (“Xtract”) following the completion of the offering for inclusion in an online research service sponsored by Xtract, access to which is restricted to “qualified institutional buyers” as defined in Rule 144A under the Securities Act.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

Lexicon Pharmaceuticals, Inc.

By	/s/ Lonnel Coats
Name: Lonnel Coats
Title: President & CEO

Accepted: As of the date first written above

J.P. Morgan Securities LLC
Goldman, Sachs & Co.

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By:	J.P. Morgan Securities LLC

By:	/s/ Yun Xie
Name: Yun Xie
Title: Vice President

By:	Goldman, Sachs & Co.

By:	/s/ Daniel Young
Name: Daniel Young
Title: Managing Director

Schedule 1

Initial Purchaser	Principal Amount of Underwritten Securities	Principal Amount of Option Securities	Total Principal Amount of Securities
J.P. Morgan Securities LLC	$44,000,000.00	$8,250,000.00	$52,250,000.00
Goldman, Sachs & Co.	36,000,000.00	6,750,000.00	42,750,000.00

Total:	$80,000,000.00	$15,000,000.00	$95,000,000.00

Annex A

a. Time of Sale Information

Term sheet containing the terms of the Securities, substantially in the form of Annex B.

Annex B

PRICING TERM SHEET	STRICTLY CONFIDENTIAL
Dated November 20, 2014

Lexicon Pharmaceuticals, Inc.

$80,000,000

5.25% Convertible Senior Notes due 2021

The information in this pricing term sheet supplements Lexicon Pharmaceuticals, Inc.’s preliminary offering memorandum, dated November 19, 2014 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars. References to “we,” “us,” “our,” “Lexicon,” “Lexicon Pharmaceuticals,” the “Company” and similar designations refer to Lexicon Pharmaceuticals, Inc. and not to its consolidated subsidiaries.

Issuer:	Lexicon Pharmaceuticals, Inc., a Delaware corporation

Title of securities:	5.25% Convertible Senior Notes due 2021 (the “Notes”)

Ticker / Exchange:	LXRX / The Nasdaq Global Select Market (“Nasdaq”)

Aggregate principal amount offered:	$80,000,000 aggregate principal amount of Notes

Over-allotment option:	Up to an additional $15,000,000 aggregate principal amount of Notes

Offering price:	The Notes will be issued at a price of 100% of their principal amount, plus accrued interest, if any, from the settlement date

Maturity:	December 1, 2021, unless earlier repurchased or converted

Interest rate:	5.25% per annum, accruing from the settlement date

Interest payment dates:	Each June 1 and December 1, beginning on June 1, 2015

Last reported sale price of the Issuer’s common stock on November 20, 2014:	$1.005 per share of the Issuer’s common stock

Initial conversion rate:	829.1874 shares of the Issuer’s common stock for each $1,000 principal amount of Notes

Initial conversion price:	$1.206 per share of the Issuer’s common stock

Conversion premium:	20% above the last reported sale price of the Issuer’s common stock on November 20, 2014

Trade date:	November 20, 2014

Expected settlement date:	November 26, 2014

Joint book-running managers:	J.P. Morgan Securities LLC Goldman, Sachs & Co.

CUSIP (144A):	528872 AA2

ISIN (144A):	US528872AA29

Use of proceeds:

The Issuer estimates that the proceeds from the offering of Notes after deducting the estimated offering expenses and the initial purchasers’ discount will be approximately $77.0 million (or $91.5 million if the initial purchasers exercise their over-allotment option in full).

The Issuer currently intends to use the net proceeds from the offering of Notes, together with the net proceeds from the Common Stock Offering and the Private Placement, as defined below, for the clinical development of its drug candidates and its other nonclinical research and development efforts. The Issuer may also use a portion of the net proceeds to acquire or invest in complementary products and technologies or for general corporate purposes.

Common stock offering:	Concurrently with the offering of Notes, the Issuer is offering up to 49,751,244 shares of its common stock (or a total of up to 57,213,931 shares of its common stock if the underwriters in that offering exercise in full their option to purchase additional shares of common stock), in a registered underwritten offering pursuant to a prospectus supplement (the “Common Stock Offering”) at a public offering price of $1.005 per share, for total gross proceeds of $50 million ($57.5 million if the underwriters in that offering exercise in full their option to purchase additional shares of common stock).

Private placement:	Concurrently with the offering of Notes and the Common Stock Offering, the Issuer will enter into a stock purchase agreement with Invus L.P., Invus C.V. (together with Invus L.P., “Invus”) and Artal International S.C.A. (“Artal”) pursuant to which Artal will agree to purchase and the Issuer will agree to issue to Artal on the closing date of the Common Stock Offering an aggregate of 149,253,731 shares of the Issuer’s common stock at a price of $1.005 per share, equal to the price per share to the public in the Common Stock Offering (the “Private Placement”), for total gross proceeds of $150 million.

Common stock to be outstanding after the Common Stock Offering and the Private Placement:

713,839,502 shares (or 721,302,189 shares if the underwriters in the Common Stock Offering exercise in full their option to purchase additional shares of common stock), excluding the shares underlying the Notes.

After the Common Stock Offering and the Private Placement, Invus and its affiliates will hold approximately 60.58% of the outstanding shares of the Issuer’s common stock (or 59.95% if the underwriters in that offering exercise in full their option to purchase additional shares of common stock).

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Payment to Symphony:	The $23 million upfront payment the Issuer received from Ipsen Pharma SAS triggers the Issuer’s obligation to pay Symphony Icon Holdings LLC approximately $11.5 million in December 2014. The Issuer has the option of paying up to 50% of this payment to Symphony in shares of the Issuer’s common stock. Although the Issuer has not made a determination of whether to issue shares in respect of the payment, the terms of the purchase agreement for this offering permit the Issuer to do so and to file a registration statement with the Securities and Exchange Commission for the resale of these shares prior to the issuance of such shares.

Repurchase of Notes at the holders’ option upon a fundamental change:	Holders may require the Issuer to repurchase their Notes for cash upon the occurrence of a “fundamental change” (as defined under “Description of notes—Fundamental change permits holders to require us to repurchase notes” in the Preliminary Offering Memorandum) at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the “fundamental change repurchase date” (as defined under “Description of notes—Fundamental change permits holders to require us to repurchase notes” in the Preliminary Offering Memorandum).

Adjustment to shares delivered upon conversion upon a make-whole adjustment event:	The following table sets forth the number of “additional shares” (as defined under “Description of notes—Conversion rights—Increase in conversion rate upon conversion upon a make-whole fundamental change” in the Preliminary Offering Memorandum) by which the conversion rate will be increased per $1,000 principal amount of Notes for each stock price and effective date set forth below:

	Stock Price
Effective Date	$1.005	$1.05	$1.10	$1.15	$1.20	$1.40	$1.60	$1.75	$2.00	$2.25	$2.50	$3.00
November 26, 2014	165.8374	163.2116	148.6581	135.3804	124.8559	88.0562	64.6545	51.7920	36.2121	25.5313	18.0758	6.4713
December 1, 2015	165.8374	162.4288	147.7753	134.7196	123.0068	87.5155	63.8213	50.9423	35.4896	24.9930	17.7086	6.3516
December 1, 2016	165.8374	161.5050	146.8781	133.2578	121.1693	84.9255	61.2501	48.5823	33.5906	23.5468	16.6486	5.8299
December 1, 2017	165.8374	160.0764	146.2881	131.7169	118.9526	81.3233	57.5463	45.1457	30.8071	21.4246	15.0930	5.0609
December 1, 2018	165.8374	158.8107	141.7162	126.0230	112.5943	73.8697	50.6707	39.0720	26.1706	18.0499	12.7162	3.9636
December 1, 2019	165.8374	153.5993	133.2344	115.9500	101.3618	61.3876	39.5826	29.5715	19.2951	13.3099	9.5510	2.6503
December 1, 2020	165.8374	139.5507	115.3626	95.0648	78.7834	37.9547	20.5288	14.3823	9.5616	7.3393	5.9874	1.5856
December 1, 2021	165.8374	121.2183	78.0335	40.4135	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•	if the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares by which the conversion rate will be increased will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.;

•	if the stock price is greater than $3.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and

•	if the stock price is less than $1.005 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $1,000 principal amount of Notes exceed 995.0248 shares of common stock, subject to adjustment in the same manner as the conversion rate as set forth under “Description of notes—Conversion rate adjustments” in the Preliminary Offering Memorandum.

[Remainder of Page Intentionally Blank]

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This communication is confidential and is intended for the sole use of the person to whom it is provided by the sender. This information does not purport to be a complete description of the Notes or the offering.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any Notes in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The offer and sale of the Notes and the common stock issuable upon conversion thereof have not been registered, and will not be registered, under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and the Notes and such common stock may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. Accordingly, the Notes are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act).

The Notes and any shares of common stock issuable upon conversion of the Notes are not transferable except in accordance with the restrictions described under “Notice to investors” and “Transfer restrictions” in the Preliminary Offering Memorandum.

A copy of the Preliminary Offering Memorandum for the offering of the Notes may be obtained by contacting (i) J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone at (866) 803-9204 or (ii) Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (212) 902-1171, or by emailing prospectus-ny@ny.email.gs.com.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

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Annex C

Form of Opinion of Counsel for the Company

(i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Information and is duly qualified to transact business and is in good standing in each jurisdiction as set forth in an Annex to such counsel’s opinion;

(ii) each Subsidiary of the Company has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate, limited liability company or limited partnership, as the case may be, power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction as set forth in an Annex to such counsel’s opinion;

(iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum;

(iv) all of the issued shares of capital stock or other equity interests of each Subsidiary of the Company (A) have been duly and validly authorized and issued, (B) are fully paid and non-assessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act and Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable) and (C) are owned directly or indirectly by the Company, (D) free and clear of all liens, encumbrances, equities or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file in the office of the Secretary of State of the State of Delaware or the Uniform Commercial Code of the State of Texas naming the Company as debtor is on file in the office of the Secretary of State of the State of Texas or of which we otherwise have actual knowledge;

(v) This Agreement has been duly authorized, executed and delivered by the Company;

(vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms;

(vii) The Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture;

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(viii) the Underlying Shares issuable upon conversion of the Securities (including any Securities issuable upon conversion in connection with a “make-whole fundamental change”) have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights that are contained in the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, in each case as amended to the date hereof, or any agreement filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, any subsequent quarterly report filed by the Company on Form 10-Q, or any subsequent report filed by the Company on Form 8-K, other than such as have been satisfied or waived with respect to Invus, L.P. and Invus C.V. under the Stockholders’ Agreement, dated June 17, 2007, by and between the Company and Invus, L.P., as amended by that Supplement to Transactions Agreements, dated March 15, 2010 and Supplement to Transaction Agreements No. 2, dated February 23, 2012, each by and between the Company, Invus, L.P. and Invus C.V.;

(ix) The execution, delivery and performance by the Company of the Indenture, this Agreement, the Securities and the compliance by the Company with the terms thereof, the issuance and sale of the Securities being delivered on the Closing Date or the Additional Closing Date, as the case may be, (including the issuance of the Underlying Securities upon conversion thereof, including any Securities issuable upon conversion in connection with a “make-whole fundamental change”) and the consummation of the transactions contemplated thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on Annex B [to include all material contracts filed with the 10-K or subsequent 10-Q or 8-K], (ii) will not result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or (iii) will not result in the violation of any federal or New York state statute or the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Delaware Revised Uniform Limited Partnership Act, or any rule or regulation thereunder except, in the case of clauses (i) and (iii) above, for such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect, except that it is understood that no opinion is given in this paragraph with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

(x) No consent, approval, authorization, order, registration, filing or qualification of or with any federal, Texas or New York state governmental agency or body or any Delaware state governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act or, to our knowledge, any federal, Texas or New York state court or any Delaware state court acting pursuant to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act is required for the issuance and sale of the Securities being delivered on the Closing Date or the Additional Closing Date, as the case may be, (including the issuance of the Underlying Securities upon conversion thereof including any Securities issuable upon conversion in connection with a “make-whole fundamental change”) and the execution, delivery and compliance by the Company with all of the provisions of this Agreement and the Indenture, except that it is understood that no opinion is given in this paragraph with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

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(xi) the statements in the Time of Sale Information and Offering Memorandum under the headings “Description of Notes”, “Certain Federal Income Tax Considerations” and “Description of Capital Stock,” to the extent that they constitute summaries of the terms of the Securities or stock, matters of law or regulation or legal conclusions, are accurate in all material respects;

(xii) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(xiii) Assuming the accuracy of the representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

(xiv) To our actual knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Time of Sale Information or Offering Memorandum and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Time of Sale Information or Offering Memorandum or required to be incorporated by reference therein; and

In addition, such counsel shall state that although the primary purpose of its engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Time of Sale Information and the Offering Memorandum and the reports filed by the Company with the Commission pursuant to the Exchange Act and incorporated by reference in the Time of Sale Information and the Offering Memorandum (the “Exchange Act Reports”), and that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Information, the Offering Memorandum and the Exchange Act Reports (except to the extent expressly set forth in paragraphs (iii) and (xi) above), and such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Such counsel has, however, participated in conferences with officers and other representatives of the Company and with representatives of its independent accounts, and legal counsel for, you, at which the contents of the Time of Sale Information and the Offering Memorandum were discussed. Based on such participation and review, and subject to the limitations described above, such counsel advises you that no facts have come to its attention that cause it to believe that (in each case, excluding the financial statements and the notes thereto and the related schedules and other information of a financial, accounting or statistical nature included therein or omitted therefrom, as to which such counsel has not been asked to comment);

(i) the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of this Agreement) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

7

(ii) that the Offering Memorandum or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

The opinion of Vinson & Elkins LLP described above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

8

Exhibit A

FORM OF LOCK-UP AGREEMENT

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

As Managers of the

several Underwriters listed

in Schedule II to the Underwriting

Agreement and Representatives of the

several Initial Purchasers listed

in Schedule 1 to the Purchase

Agreement referred to below

c/o	J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

c/o	Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Ladies and Gentlemen:

The undersigned understands that J.P. Morgan Securities LLC (“J.P. Morgan”) and Goldman, Sachs & Co. (“Goldman”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lexicon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters listed in Schedule II to the Underwriting Agreement, including J.P. Morgan and Goldman (the “Underwriters”), of shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company (the “Common Stock”). The undersigned also understands that J.P. Morgan and Goldman propose to enter into a purchase agreement (the “Purchase Agreement”) with the Company providing for the purchase and resale (“Placement” and together with the Public Offering, the “Offerings”) by the several initial purchasers named in Schedule 1 to the Purchase Agreement, including J.P. Morgan and Goldman (the “Initial Purchasers”), of notes convertible into Common Stock of the Company (the “Securities”).

To induce the Underwriters and Initial Purchasers that may participate in the Offerings to continue their efforts in connection with the Offerings, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan and Goldman on behalf of the Underwriters and the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the later of the date of the final prospectus supplement relating to the Public Offering (the “Prospectus”) or the date of the final offering memorandum relating to the Placement (the “Offering Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offerings, provided that no filing under Section 16(a) of the Exchange Act, shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) any surrender of shares of Common Stock (or options to purchase shares of Common Stock) to the Company by the undersigned in satisfaction of (i) any federal, state or local taxes required by law to be withheld with respect to the vesting of shares of Common Stock or the exercise of stock options to purchase Common Stock and/or (ii) the exercise price payable to the Company with respect to the exercise of stock options to purchase Common Stock, in each case granted under a stock incentive plan or stock purchase plan of the Company described in the Prospectus and the Offering Memorandum or any document incorporated by reference therein and in accordance with the terms of any such instrument as in effect on or before the date hereof, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (d) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned, (e) transfers to immediate family of the undersigned, to a trust all of the beneficiaries of which are the undersigned and/or members of his or her immediate family or to a corporation, partnership, limited partnership or limited liability company all of the stockholders, partners and members of which are the undersigned and/or members of his or her immediate family, in each case for estate planning purposes; provided that (i) in the case of any transfer or distribution pursuant to clause (c)—(e) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) in the case of any surrender, transfer or distribution pursuant to clause (b)—(e), no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence, except to reflect the surrender of shares of Common Stock to the Company by the undersigned on February 28, 2015 pursuant to clause (b)(1) above upon the vesting of restricted stock units granted to the undersigned by the Company on February 23, 2011, February 15, 2012, February 8, 2013 and February 6, 2014 or (f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the restricted period, except as otherwise permitted herein, and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company. For purposes of this agreement, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan and Goldman on behalf of the Underwriters and Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the later of the date of the Prospectus or the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

2

If:

(1) during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or J.P. Morgan and Goldman that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company, the Underwriters and the Initial Purchasers are relying upon this agreement in proceeding toward consummation of the Offerings. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Notwithstanding the foregoing, this agreement shall terminate and have no further force or effect if the Public Offering is not consummated by December 1, 2014.

3

Whether or not the Offerings actually occurs depends on a number of factors, including market conditions. Each Offering will only be made pursuant to an Underwriting Agreement or Purchase Agreement, as the case may be, the terms of which are subject to negotiation between the Company and the Underwriters or Initial Purchasers, as applicable.

Very truly yours,

(Name)

(Address)

4

Appendix A

LG103

Case Reference	Country	Filing	Filing Number	Publication	Publication Number	Grant	Grant Number
LEX-1002-AT-EPT	Austria	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-AU-PCT	Australia	12 Dec 2006	2006337137			27 Sep 2012	2006337137
LEX-1002-BE-EPT	Belgium	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-BR-PCT	Brazil	12 Dec 2006	PI0620756-1	22 Nov 2011	2133
LEX-1002-CA-PCT	Canada	12 Dec 2006	2,635,531			17 Jun 2014	2,635,531
LEX-1002-CH-EPT	Switzerland	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-CN-PCD	China	20 Feb 2013	201310082551.2	28 Aug 2013	CN 103265495A
LEX-1002-CN-PCT	China	12 Dec 2006	200680049907.0	21 Jan 2009	CN101351451A	20 Feb 2013	ZL200680049907.0
LEX-1002-CO-PCT	Colombia	12 Dec 2006	08.074.441	30 Nov 2009	610	28 Jun 2012	1798
LEX-1002-CZ-EPT	Czech Republic	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-DE-EPT	Germany	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	602006032204.6
LEX-1002-DK-EPT	Denmark	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-EA-EAT	Eurasian Procedure	12 Dec 2006	200870127
LEX-1002-EP-EPT	European Procedure (Patents)	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-EP-ETD	European Procedure (Patents)	24 Jun 2011	11005146.3	16 Nov 2011	2386547
LEX-1002-ES-EPT	Spain	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-FR-EPT	France	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-GB-EPT	United Kingdom	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-GR-EPT	Greece	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	3079551
LEX-1002-HK-FPD	Hong Kong	09 Sep 2013	13110408.0	13 Dec 2013	1183027A
LEX-1002-HK-FPR	Hong Kong	11 Mar 2009	09102308.4	24 Jul 2009	1124841A	12 Jul 2013	HK1124841
LEX-1002-HU-EPT	Hungary	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-IE-EPT	Ireland	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-IL-PCT	Israel	12 Dec 2006	191998
LEX-1002-IN-PCT	India	12 Dec 2006	05368/DELNP/2008
LEX-1002-IT-EPT	Italy	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-JP-PCT	Japan	12 Dec 2006	2008-548561	11 Jun 2009	2009-522265	28 Feb 2014	5483883
LEX-1002-KR-PCT	South Korea / Republic of Korea	12 Dec 2006	10-2008-7015697			03 Feb 2014	10-1360621
LEX-1002-MX-PCT	Mexico	12 Dec 2006	MX/a/2008/008483			09 Mar 2011	284609

LEX-1002-NL-EPT	Netherlands	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-NO-PCT	Norway	12 Dec 2006	20083324
LEX-1002-NZ-PCT	New Zealand	12 Dec 2006	568946			06 Nov 2010	568946
LEX-1002-PL-EPT	Poland	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-PT-EPT	Portugal	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-RO-EPT	Romania	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-SE-EPT	Sweden	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-SG-PCT	Singapore	12 Dec 2006	200804766-4			13 Aug 2010	143823
LEX-1002-TR-EPT	Turkey	12 Dec 2006	06849951.6	29 Oct 2008	1984344	26 Sep 2012	1984344
LEX-1002-UA-PCT	Ukraine	12 Dec 2006	200809740			26 Dec 2011	96936
LEX-1002-US-CNT	United States Of America	30 Mar 2010	12/750,278	04 Nov 2010	US-2010-0280054-A1	22 Nov 2011	8,063,057
LEX-1002-US-CNT[2]	United States Of America	07 Nov 2011	13/290,261	21 Jun 2012	US 2012/0157484 A1	14 Jan 2014	8,629,156
LEX-1002-US-NP	United States Of America	12 Dec 2006	11/638,677	16 Aug 2007	US-2007-0191370-A1	25 May 2010	7,723,345
LEX-1002-ZA-PCT	South Africa	12 Dec 2006	2008/05192			25 Nov 2009	2008/05192
LEX-1004-US-CIP	United States Of America	24 Oct 2008	12/257,558	07 May 2009	US-2009-0118505-A1	01 Mar 2011	7,897,763
LEX-1004-US-CNT	United States Of America	10 Feb 2011	13/024,469	02 Jun 2011	US-2011-0130564-A1	28 May 2013	8,450,532
LEX-1004-US-NP	United States Of America	28 Dec 2006	11/647,517	19 Feb 2009	US-2009-0048280-A1	21 Dec 2010	7,855,291
LEX-1005-AR-NP	Argentina	11 Dec 2007	P070105537	25 Mar 2009	AR064279 A1
LEX-1005-AU-PCT	Australia	11 Dec 2007	2007333120			23 May 2013	2007333120
LEX-1005-BR-PCT	Brazil	11 Dec 2007	PI0720270-9	29 Jul 2014	2273
LEX-1005-CA-PCT	Canada	11 Dec 2007	2,672,233
LEX-1005-CN-DIV	China	09 May 2014	201410196723.3	17 Sep 2014	CN 104045626A
LEX-1005-CN-NP	China	30 May 2008	200810108453.0	02 Dec 2009	CN 101591332A	16 Apr 2014	ZL200810108453.0
LEX-1005-EA-EAT	Eurasian Procedure	11 Dec 2007	200970575			30 May 2013	018150
LEX-1005-EP-EPT	European Procedure (Patents)	11 Dec 2007	07865487.8	26 Aug 2009	2091940
LEX-1005-EP-ETD	European Procedure (Patents)	04 Feb 2013	13153803.5	08 May 2013	2589600
LEX-1005-HK-FPR	Hong Kong	16 Mar 2010	10102736.3	18 Jun 2010	1135987A
LEX-1005-IL-PCD	Israel

2

LEX-1005-IL-PCT	Israel	11 Dec 2007	198806
LEX-1005-IN-PCT	India	11 Dec 2007	3374/CHENP/2009
LEX-1005-JP-PCT	Japan	11 Dec 2007	2009-541514	22 Apr 2010	2010-512416	13 Sep 2013	5361734
LEX-1005-KR-PCT	South Korea / Republic of Korea	11 Dec 2007	10-2009-7012100
LEX-1005-MX-PCT	Mexico	11 Dec 2007	MX/a/2009/006195			15 Dec 2011	293795
LEX-1005-NO-PCT	Norway	11 Dec 2007	20092639
LEX-1005-NZ-PCT	New Zealand	11 Dec 2007	577004	28 Oct 2011	577004	07 Feb 2012	577004
LEX-1005-RU-EAT	Russian Federation	11 Dec 2007	200970575			30 May 2013	018150
LEX-1005-SG-PCT	Singapore	11 Dec 2007	200903523-9			15 Apr 2011	152707
LEX-1005-TW-NP	Taiwan	10 Dec 2007	96147104	01 Aug 2008	200831102	21 Oct 2013	I412365
LEX-1005-UA-PCT	Ukraine	11 Dec 2007	200907262			01 Aug 2012	99270
LEX-1005-US-CNT	United States Of America	20 May 2009	12/468,974	19 Nov 2009	US-2009-0286817-A1	04 May 2010	7,709,493
LEX-1005-US-CNT[2]	United States Of America	05 Apr 2010	12/754,341	09 Dec 2010	US-2010-0311764-A1	28 Jun 2011	7,968,559
LEX-1005-US-CNT[3]	United States Of America	17 Jun 2011	13/162,989	16 Feb 2012	US-2012-0041008-A1	08 Jul 2014	8,772,482
LEX-1005-US-CNT[4]	United States Of America	20 Jun 2014	14/310,031
LEX-1005-US-NP	United States Of America	11 Dec 2007	11/954,000	26 Jun 2008	US-2008-0153852-A1	30 Jun 2009	7,553,840
LEX-1005-ZA-PCT	South Africa	11 Dec 2007	2009/03367			25 Aug 2010	2009/03367
LEX-1006-US-NP	United States Of America	24 Jun 2008	12/144,821	01 Jan 2009	US-2009-0005381-A1
LEX-1007-AU-PCT	Australia	24 Jun 2008	2008268409			20 Mar 2014	2008268409
LEX-1007-CA-PCT	Canada	24 Jun 2008	2,691,005
LEX-1007-EP-EPT	European Procedure (Patents)	24 Jun 2008	08771805.2	07 Apr 2010	2170335
LEX-1007-KR-PCT	South Korea / Republic of Korea	24 Jun 2008	10-2009-7026993
LEX-1007-US-NP	United States Of America	24 Jun 2008	12/144,953	01 Jan 2009	US-2009-0005382-A1	10 Jan 2012	8,093,291
LEX-1008-US-CNT	United States Of America	14 Jan 2011	13/006,592	12 May 2011	US-2011-0112094-A1	02 Apr 2013	8,410,121
LEX-1008-US-NP	United States Of America	09 Jul 2008	12/169,815	26 Feb 2009	US-2009-0054308-A1	25 Jan 2011	7,875,622
LEX-1009-AR-NP	Argentina	25 Sep 2008	080104181

3

LEX-1009-AT-EPT	Austria	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-AU-PCT	Australia	25 Sep 2008	2008304439			30 Jan 2014	2008304439
LEX-1009-BE-EPT	Belgium	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-BG-EPT	Bulgaria	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-BR-PCT	Brazil	25 Sep 2008	PI0817270-6
LEX-1009-CA-PCT	Canada	25 Sep 2008	2,700,835
LEX-1009-CH-EPT	Switzerland	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-CL-NP	Chile	26 Sep 2008	2880-2008	27 Mar 2009
LEX-1009-CN-PCT	China	25 Sep 2008	200880108684.x	18 Aug 2010	CN 101809018A	06 Feb 2013	ZL200880108684.X
LEX-1009-CZ-EPT	Czech Republic	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-DE-EPT	Germany	25 Sep 2008	08834252.2			24 Jul 2013	602008026290.1
LEX-1009-DK-EPT	Denmark	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-EA-EAT	Eurasian Procedure	25 Sep 2008	201070410			30 Nov 2012	017275
LEX-1009-EP-EPT	European Procedure (Patents)	25 Sep 2008	08834252.2	07 Jul 2010	2203444	24 Jul 2013	2203444
LEX-1009-ES-EPT	Spain	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-FR-EPT	France	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-GB-EPT	United Kingdom	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-GR-EPT	Greece	25 Sep 2008	08834252.2	07 Jul 2010	2203444	24 Jul 2013	3081930
LEX-1009-HK-FPR	Hong Kong	10 Dec 2010	10111537.5	25 Mar 2011	1145023B	12 Jul 2013	HK1145023
LEX-1009-HU-EPT	Hungary	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-IE-EPT	Ireland	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-IL-PCT	Israel	25 Sep 2008	204373	31 Dec 2013		01 Apr 2014	204373
LEX-1009-IN-PCT	India	25 Sep 2008	2222/DELNP/2010	14 Oct 2011	17394
LEX-1009-IT-EPT	Italy	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-JP-PCT	Japan	25 Sep 2008	2010-527125	24 Dec 2010	2010-540551
LEX-1009-KR-PCT	South Korea / Republic of Korea	25 Sep 2008	10-2010-7006616
LEX-1009-MX-PCT	Mexico	25 Sep 2008	MX/a/2010/003326			13 Dec 2012	306073
LEX-1009-NL-EPT	Netherlands	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-NO-EPT	Norway	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-NZ-PCT	New Zealand	25 Sep 2008	583808			07 May 2012	583808
LEX-1009-PL-EPT	Poland	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-PT-EPT	Portugal	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-RU-EAT	Russian Federation	25 Sep 2008	201070410			30 Nov 2012	017275

4

LEX-1009-SE-EPT	Sweden	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-SG-PCT	Singapore	25 Sep 2008	201002123-6			28 Sep 2012	160104
LEX-1009-TH-NP	Thailand	12 Sep 2008	0801004715	30 Jan 2012	111683
LEX-1009-TR-EPT	Turkey	25 Sep 2008	08834252.2			24 Jul 2013	2203444
LEX-1009-TW-NP	Taiwan	19 Sep 2008	97136105	01 Jun 2009	200922934	01 Jun 2014	I439457
LEX-1009-UA-PCT	Ukraine	25 Sep 2008	201005125			10 Jun 2013	102079
LEX-1009-US-CNT	United States Of America	01 Jun 2012	13/486,103	03 Jan 2013	US-2013-0005754-A1	18 Feb 2014	8,653,094
LEX-1009-US-NP	United States Of America	25 Sep 2008	12/237,455	02 Apr 2009	US-2009-0088447-A1	05 Jun 2012	8,193,204
LEX-1009-ZA-PCT	South Africa	25 Sep 2008	2010/01750			25 May 2011	2010/01750
LEX-1010-AU-PCT	Australia	22 Aug 2008	2008293679			24 Dec 2013	2008293679
LEX-1010-BR-PCT	Brazil	22 Aug 2008	PI0815754-5
LEX-1010-CA-PCT	Canada	22 Aug 2008	2,697,368
LEX-1010-CN-PCT	China	22 Aug 2008	200880104288.X	11 Aug 2010	CN 101801384A	21 Mar 2012	ZL200880104288.X
LEX-1010-EP-EPT	European Procedure (Patents)	22 Aug 2008	08828111.8	26 May 2010	2187887
LEX-1010-HK-FPR	Hong Kong	05 Nov 2010	10110369.0			07 Sep 2012	1143749
LEX-1010-IL-PCD	Israel	20 May 2013	226441	30 Jun 2014
LEX-1010-IL-PCT	Israel	22 Aug 2008	203669
LEX-1010-IN-PCT	India	22 Aug 2008	1490/DELNP/2010	06 Aug 2010	32/2010
LEX-1010-JP-PCT	Japan	22 Aug 2008	2010-522057	02 Dec 2010	2010-536879	06 Jun 2014	5553752
LEX-1010-KR-PCT	South Korea / Republic of Korea	22 Aug 2008	10-2010-7003916
LEX-1010-MX-PCT	Mexico	22 Aug 2008	MX/a/2010/001938
LEX-1010-NZ-PCT	New Zealand	22 Aug 2008	583017	24 Feb 2012	583017	05 Jun 2012	583017
LEX-1010-RU-PCT	Russian Federation	22 Aug 2008	2010111125			20 Sep 2013	2493156
LEX-1010-US-CNT	United States Of America	15 Jun 2011	13/160,678	08 Dec 2011	US-2011-0301349-A1	05 Nov 2013	8,575,362
LEX-1010-US-DIV	United States Of America	26 Mar 2010	12/732,311	23 Sep 2010	US-2010-0240906-A1	28 Jun 2011	7,968,729
LEX-1010-ZA-PCT	South Africa	22 Aug 2008	2010/00785			28 Apr 2011	2010/00785
LEX-1305-US-PCT	United States Of America	04 Nov 2010	13/505,895	13 Dec 2012	US-2012-0316171-A1
LEX-1308-WO-PCT	International Procedure	09 Feb 2011	PCT/US2011/024141	18 Aug 2001	WO 2011/100285
LEX-1313-AU-PCT	Australia	16 Oct 2012	2012326383

5

LEX-1313-BR-PCT	Brazil	16 Oct 2012	BR112014009308-3
LEX-1313-CA-PCT	Canada	16 Oct 2012	2,851,862
LEX-1313-CN-PCT	China	16 Oct 2012	201280051029.1	13 Aug 2014	CN 103987381A
LEX-1313-EP-EPT	European Procedure (Patents)	16 Oct 2012	12780617.2	16 Jul 2014	2753306
LEX-1313-HK-FPR	Hong Kong	05 Sep 2014	14109067.3
LEX-1313-IL-PCT	Israel	16 Oct 2012	PCT/US2012/060338
LEX-1313-IN-PCT	India	16 Oct 2012	3600/DELNP/2014
LEX-1313-JP-PCT	Japan	16 Oct 2012	2014-535988
LEX-1313-KR-PCT	South Korea / Republic of Korea	16 Oct 2012	PCT/US2012/060338
LEX-1313-MX-PCT	Mexico	16 Oct 2012	MX/a/2014/004603
LEX-1313-NZ-PCT	New Zealand	16 Oct 2012	623423
LEX-1313-RU-PCT	Russian Federation	16 Oct 2012	2014119866
LEX-1313-SG-PCT	Singapore	16 Oct 2012	11201401583Y
LEX-1313-TH-PCT	Thailand	16 Oct 2012	1401002078
LEX-1313-UA-PCT	Ukraine	16 Oct 2012	a 2014 05227
LEX-1313-US-NP	United States Of America	16 Oct 2012	13/652,527	04 Jul 2013	US 2013/0172376 A1
LEX-1313-ZA-PCT	South Africa	16 Oct 2012	PCT/US2012/060338
LEX-1314-AR-NP	Argentina	04 Nov 2011	20110104110	20 Mar 2013	AR083755 A1
LEX-1314-AU-PCT	Australia	03 Nov 2011	2011323302
LEX-1314-BR-PCT	Brazil	03 Nov 2011	BR112013011015-5
LEX-1314-CA-PCT	Canada	03 Nov 2011	2,816,963
LEX-1314-EP-EPT	European Procedure (Patents)	03 Nov 2011	11787757.1	11 Sep 2013	2635569
LEX-1314-HK-FPR	Hong Kong	26 Aug 2013	13109961.1	06 Dec 2013	1182698A
LEX-1314-IN-PCT	India	03 Nov 2011	3664/DELNP/2013
LEX-1314-JP-PCT	Japan	03 Nov 2011	2013-537814	14 Nov 2013	2013-541589
LEX-1314-KR-PCT	South Korea / Republic of Korea	03 Nov 2011	10-2013-7014387
LEX-1314-MX-PCT	Mexico	03 Nov 2011	MX/a/2013/004921
LEX-1314-NZ-PCT	New Zealand	03 Nov 2011	609919
LEX-1314-RU-PCT	Russian Federation	03 Nov 2011	2013125756
LEX-1314-SG-PCT	Singapore	03 Nov 2011	201303215-6

6

LEX-1314-TW-NP	Taiwan	20 Oct 2011	100138117	16 Nov 2012	201245183
LEX-1314-UA-PCT	Ukraine	03 Nov 2011	201307066
LEX-1314-US-NP	United States Of America	03 Nov 2011	13/288,366	17 May 2012	US-2012-0122904-A1	08 Jul 2014	8,772,483
LEX-1314-ZA-PCT	South Africa	03 Nov 2011	2013/03049
LEX-1327-WO-PCT	International Procedure	28 Mar 2013	PCT/US2013/034314	03 Oct 2013	WO 2013/148978
LEX-1328-WO-PCT	International Procedure	25 Nov 2013	PCT/2013/071678	30 May 2014	WO 2014/082034

7

LG421

Case Reference	Country	Filing	Filing Number	Publication	Publication Number	Grant	Grant Number
LEX-1000-AR-NP	Argentina	28 Sep 2007	P070104306	23 Dec 2008	AR063047A1
LEX-1000-AT-EPT	Austria	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-AT-ETD	Austria	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-AU-PCT	Australia	27 Sep 2007	2007304971			03 Oct 2013	2007304971
LEX-1000-BE-EPT	Belgium	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-BE-ETD	Belgium	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-BR-PCT	Brazil	27 Sep 2007	PI0717156-0	15 Oct 2013	2232
LEX-1000-CA-PCT	Canada	27 Sep 2007	2,664,688
LEX-1000-CH-EPT	Switzerland	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-CH-ETD	Switzerland	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-CN-DIV	China	14 Mar 2013	201310082020.3	21 Aug 2013	CN 103254119A
LEX-1000-CN-NP	China	02 Apr 2008	200810090073.9	14 Jan 2009	CN101343296A	10 Apr 2013	ZL200810090073.9
LEX-1000-CZ-EPT	Czech Republic	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-CZ-ETD	Czech Republic	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-DE-EPT	Germany	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	602007012292.9
LEX-1000-DE-ETD	Germany	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-DK-EPT	Denmark	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-DK-ETD	Denmark	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-EA-EAT	Eurasian Procedure	27 Sep 2007	200970337			30 May 2012	016511
LEX-1000-EP-EPT	European Procedure (Patents)	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-EP-ETD	European Procedure (Patents)	27 Sep 2007	10194063.3	13 Apr 2011	2308841	16 Apr 2014	2308841

8

LEX-1000-ES-EPT	Spain	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-ES-ETD	Spain	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-FR-EPT	France	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-FR-ETD	France	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-GB-EPT	United Kingdom	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-GB-ETD	United Kingdom	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-GR-EPT	Greece	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	3074740
LEX-1000-GR-ETD	Greece	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-HK-FPD	Hong Kong	04 Sep 2013	13110285.8	13 Dec 2013	1183020A
LEX-1000-HK-FPR	Hong Kong	19 Mar 2009	09102667.9	24 Jul 2009	1124863A	10 Jan 2014	HK1124863
LEX-1000-HU-EPT	Hungary	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-HU-ETD	Hungary	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-IE-EPT	Ireland	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-IE-ETD	Ireland	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-IL-PCT	Israel	27 Sep 2007	197836	30 Jan 2014		01 May 2014	197836
LEX-1000-IN-PCT	India	27 Sep 2007	00609/MUMNP/2009			14 Feb 2014	258913
LEX-1000-IT-EPT	Italy	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-IT-ETD	Italy	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-JP-PCD	Japan	20 Nov 2012	2012-254023	02 May 2013	2013-079243
LEX-1000-JP-PCT	Japan	27 Sep 2007	2009-530593	18 Feb 2010	2010-504998	07 Jun 2013	5283625
LEX-1000-KR-PCD	South Korea / Republic of Korea
LEX-1000-KR-PCT	South Korea / Republic of Korea	27 Sep 2007	10-2009-7008685
LEX-1000-MX-PCT	Mexico	27 Sep 2007	MX/a/2009/003305			29 Jun 2011	287903
LEX-1000-NL-EPT	Netherlands	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-NL-ETD	Netherlands	27 Sep 2007	10194063.3			16 Apr 2014	2308841

9

LEX-1000-NO-PCT	Norway	27 Sep 2007	20091700
LEX-1000-NZ-PCT	New Zealand	27 Sep 2007	575811	28 Oct 2011	575811	07 Feb 2012	575811
LEX-1000-PL-EPT	Poland	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-PL-ETD	Poland	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-PT-EPT	Portugal	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-PT-ETD	Portugal	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-RO-EPT	Romania	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-RO-ETD	Romania	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-RU-EAT	Russian Federation	27 Sep 2007	200970337			30 May 2012	016511
LEX-1000-SE-EPT	Sweden	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	2089361
LEX-1000-SE-ETD	Sweden	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-SG-PCT	Singapore	27 Sep 2007	200902135-3			15 Feb 2012	151038
LEX-1000-TR-EPT	Turkey	27 Sep 2007	07843301.8	19 Aug 2009	2089361	26 Jan 2011	TR 2011 02757 T4
LEX-1000-TR-ETD	Turkey	27 Sep 2007	10194063.3			16 Apr 2014	2308841
LEX-1000-TW-NP	Taiwan	19 Sep 2007	96134994	01 Jul 2008	200826929
LEX-1000-UA-PCT	Ukraine	27 Sep 2007	2009 04205			25 Apr 2012	98123
LEX-1000-US-CNT	United States Of America	18 Aug 2010	12/858,666	09 Dec 2010	US 2010/0311673 A1	02 Jul 2013	8,476,413
LEX-1000-US-CNT[2]	United States Of America	25 Jun 2013	13/925,981	15 May 2014	US 2014/0135277 A1
LEX-1000-US-NP	United States Of America	27 Sep 2007	11/862,690	15 May 2008	US-2008-0113922-A1	24 Aug 2010	7,781,577
LEX-1000-US-NP[2]	United States Of America	04 Mar 2008	12/041,860	11 Sep 2008	US-2008-0221164-A1	07 Dec 2010	7,846,945
LEX-1000-ZA-PCT	South Africa	27 Sep 2007	2009/02231			28 Jul 2010	2009/02231
LEX-1017-AR-NP	Argentina	25 Jul 2008	P080103246	21 Oct 2009	AR067701 A1
LEX-1017-AT-EPT	Austria	17 Jul 2008	08826634.1	12 May 2010	E530558	25 May 2012	2183263
LEX-1017-AU-PCD	Australia	12 Jun 2013	2013206276

10

LEX-1017-AU-PCT	Australia	17 Jul 2008	2008279424			26 Sep 2013	2008279424
LEX-1017-BE-EPT	Belgium	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-BR-PCT	Brazil	17 Jul 2008	PI0813840-0
LEX-1017-CA-PCT	Canada	17 Jul 2008	2,694,029
LEX-1017-CH-EPT	Switzerland	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-CN-PCT	China	17 Jul 2008	200880100489.2	11 Aug 2010	CN 101801989A
LEX-1017-CZ-EPT	Czech Republic	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-DE-EPT	Germany	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	602008010937.2
LEX-1017-DK-EPT	Denmark	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-EA-EAT	Eurasian Procedure	17 Jul 2008	201070186			28 Dec 2012	017411
LEX-1017-EP-EPT	European Procedure (Patents)	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-ES-EPT	Spain	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-FR-EPT	France	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-GB-EPT	United Kingdom	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-GR-EPT	Greece	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	3076926
LEX-1017-HK-FPR	Hong Kong	12 Nov 2010	10110567.0
LEX-1017-HU-EPT	Hungary	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-IE-EPT	Ireland	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-IL-PCT	Israel	17 Jul 2008	203209	27 Feb 2014		28 May 2014	203209
LEX-1017-IN-PCT	India	17 Jul 2008	493/CHENP/2010	23 Jul 2010	30/2010
LEX-1017-IT-EPT	Italy	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-JP-PCD	Japan	28 Aug 2013	2013-176646	09 Jan 2014	2014-001230

11

LEX-1017-JP-PCT	Japan	17 Jul 2008	2010-518296	11 Nov 2010	2010-534661
LEX-1017-KR-PCT	South Korea / Republic of Korea	17 Jul 2008	10-2010-7001659
LEX-1017-MX-PCT	Mexico	17 Jul 2008	MX/a/2010/000854			29 Feb 2012	296552
LEX-1017-NL-EPT	Netherlands	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-NZ-PCT	New Zealand	17 Jul 2008	582536			07 May 2012	582536
LEX-1017-PL-EPT	Poland	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-PT-EPT	Portugal	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-RO-EPT	Romania	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-RU-EAT	Russian Federation	17 Jul 2008	201070186			28 Dec 2012	017411
LEX-1017-SE-EPT	Sweden	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	2183263
LEX-1017-SG-PCT	Singapore	17 Jul 2008	201000219-4			30 Apr 2012	158399
LEX-1017-TR-EPT	Turkey	17 Jul 2008	08826634.1	12 May 2010	2183263	26 Oct 2011	TR 2011 12632 T4
LEX-1017-TW-DIV	Taiwan	16 Aug 2013	102129521	16 Dec 2013	201350473
LEX-1017-TW-NP	Taiwan	21 Jul 2008	97127665	01 Apr 2009	200914434	21 Dec 2013	I419886
LEX-1017-UA-PCT	Ukraine	17 Jul 2008	2010 02095
LEX-1017-US-CNT	United States Of America	11 Aug 2011	13/207,576	19 Apr 2012	US-2012-0095198-A1	23 Oct 2012	8,293,878
LEX-1017-US-NP	United States Of America	17 Jul 2008	12/174,722	29 Jan 2009	US-2009-0030198-A1	27 Sep 2011	8,026,347
LEX-1017-ZA-PCT	South Africa	17 Jul 2008	2010/00219			30 Mar 2011	2010/00219
LEX-1287-AR-NP	Argentina	15 Jul 2009	P090102685	22 Sep 2010	AR072807 A1
LEX-1287-AU-PCT	Australia	15 Jul 2009	2009270973			15 May 2014	2009270973
LEX-1287-BR-PCT	Brazil	15 Jul 2009	PI0916191-0
LEX-1287-CA-PCT	Canada	15 Jul 2009	2,730,931
LEX-1287-CN-PCT	China	15 Jul 2009	200980127924.5	29 Jun 2011	CN 102112483A
LEX-1287-EP-ETD	European Procedure (Patents)	18 Feb 2011	11155100.8	15 Jun 2011	2332947

12

LEX-1287-HK-FPR	Hong Kong	22 Jul 2011	11107631.7	30 Mar 2012	1153480A
LEX-1287-IL-PCT	Israel	15 Jul 2009	210269
LEX-1287-IN-PCT	India	15 Jul 2009	504/DELNP/2011	10 Feb 2012	2264
LEX-1287-JP-PCT	Japan	15 Jul 2009	2011-518868	17 Nov 2011	2011-528366
LEX-1287-KR-PCT	South Korea / Republic of Korea	15 Jul 2009	10-2011-7001024
LEX-1287-MX-PCT	Mexico	15 Jul 2009	MX/a/2011/000503
LEX-1287-NZ-PCT	New Zealand	15 Jul 2009	590184			04 Jan 2013	590184
LEX-1287-RU-PCT	Russian Federation	15 Jul 2009	2011105797			27 Jan 2014	2505543
LEX-1287-SG-PCD	Singapore	18 Oct 2012	201207768-1	29 Nov 2012	185317
LEX-1287-TH-NP	Thailand	09 Jul 2009	0901003106	29 Mar 2013	122363
LEX-1287-TW-NP	Taiwan	01 Jul 2009	98122274	16 Feb 2010	201006808
LEX-1287-UA-PCT	Ukraine	15 Jul 2009	201101832
LEX-1287-US-CNT	United States Of America	22 Jun 2012	13/530,645	27 Jun 2013	US 2013/0165395 A1
LEX-1287-US-NP	United States Of America	15 Jul 2009	12/503,225	21 Jan 2010	US-2010-0016422-A1	10 Jul 2012	8,217,156
LEX-1287-ZA-PCT	South Africa	15 Jul 2009	2011/00175			28 Mar 2012	2011/00175
LEX-1309-AR-NP	Argentina	02 Mar 2011	20110100644	11 Apr 2012	AR 080444 A1
LEX-1309-AU-PCT	Australia	01 Mar 2011	2011223861
LEX-1309-BR-PCT	Brazil	01 Mar 2011	BR112012021771-2
LEX-1309-CA-PCT	Canada	01 Mar 2011	2,791,300
LEX-1309-EP-EPT	European Procedure (Patents)	01 Mar 2011	11707324.7	09 Jan 2013	2542236
LEX-1309-IL-PCT	Israel	01 Mar 2011	221372
LEX-1309-IN-PCT	India	01 Mar 2011	7336/DELNP/2012
LEX-1309-JP-PCT	Japan	01 Mar 2011	2012-556154	10 Jun 2013	2013-521293
LEX-1309-KR-PCT	South Korea / Republic of Korea	01 Mar 2011	10-2012-7022847

13

LEX-1309-MX-PCT	Mexico	01 Mar 2011	MX/a/2012/010021
LEX-1309-RU-PCT	Russian Federation	01 Mar 2011	2012141893	10 Apr 2014
LEX-1309-TW-NP	Taiwan	14 Feb 2011	100104797	16 Sep 2011	201130486
LEX-1309-UA-PCT	Ukraine	01 Mar 2011	201211362
LEX-1309-US-CNT	United States Of America	10 Jun 2013	13/913,928	16 Jan 2014	US 2014/0018308 A1
LEX-1321-AR-NP	Argentina	04 Jan 2012	20120100021	26 Jun 2013	AR084781 A1
LEX-1321-AU-PCT	Australia	03 Jan 2012	2012204567
LEX-1321-BR-PCT	Brazil	03 Jan 2012	BR112013017314-9
LEX-1321-CA-PCT	Canada	03 Jan 2012	2,823,736
LEX-1321-CN-PCT	China	03 Jan 2012	201280004771.7	18 Dec 2013	CN 103458875 A
LEX-1321-EP-EPT	European Procedure (Patents)	03 Jan 2012	12700583.3	13 Nov 2013	2661256
LEX-1321-HK-FPR	Hong Kong	10 Jan 2014	14100308.1	04 Apr 2014	1187263A
LEX-1321-IL-PCT	Israel	03 Jan 2012	227006
LEX-1321-IN-PCT	India	03 Jan 2012	5656/DELNP/2013
LEX-1321-JP-PCT	Japan	03 Jan 2012	2013-548455	23 Jan 2014	2014-501780
LEX-1321-KR-PCT	South Korea / Republic of Korea	03 Jan 2012	10-2013-7020505
LEX-1321-MX-PCT	Mexico	03 Jan 2012	MX/a/2013/007826
LEX-1321-NZ-PCT	New Zealand	03 Jan 2012	612116
LEX-1321-RU-PCT	Russian Federation	03 Jan 2012	2013136384
LEX-1321-SG-PCT	Singapore	03 Jan 2012	201305204.8
LEX-1321-TH-PCT	Thailand	03 Jan 2012	1301003598
LEX-1321-TW-NP	Taiwan	02 Jan 2012	101100085	01 Mar 2013	201309345
LEX-1321-UA-PCT	Ukraine	03 Jan 2012	2013 09666
LEX-1321-US-CNT	United States Of America	30 May 2014	14/291,804
LEX-1321-WO-PCT	International Procedure	03 Jan 2012	PCT/US2012/020042	12 Jul 2012	WO 2012/094293
LEX-1321-ZA-PCT	South Africa	03 Jan 2012	2013/04694

14